Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q18

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America(1)	11 - 12
Asia(2)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17
Consumer Key Indicators	18

Citigroup Supplemental Detail
Average Balances and Interest Rates	19
Deposits	20
Loans	21
Consumer Loan Delinquency Amounts and Ratios
90+ Days	22
30-89 Days	23
Allowance for Credit Losses	24 - 25
Components of Provision for Loan Losses	26
Non-Accrual Assets	27

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share	28

(1)         Latin America GCB consists of Citi’s consumer banking operations in Mexico.

(2)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						2Q18 Increase/		Six	Six	YTD 2018 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2017(1)	2018	2018	1Q18	2Q17	2017	2018	(Decrease)

Total Revenues, Net of Interest Expense	$18,155	$18,419	$17,504	$18,872	$18,469	(2)%	2%	$36,521	$37,341	2%
Total Operating Expenses	10,760	10,417	10,332	10,925	10,712	(2)%	—	21,483	21,637	1%
Net Credit Losses (NCLs)	1,710	1,777	1,880	1,867	1,704	(9)%	—	3,419	3,571	4%
Credit Reserve Build / (Release)	(44)	369	136	(64)	91	NM	NM	(78)	27	NM
Provision / (Release) for Unfunded Lending Commitments	28	(175)	29	28	(4)	NM	NM	(15)	24	NM
Provision for Benefits and Claims	23	28	28	26	21	(19)%	(9)%	53	47	(11)%
Provisions for Credit Losses and for Benefits and Claims	$1,717	$1,999	$2,073	$1,857	$1,812	(2)%	6%	$3,379	$3,669	9%
Income from Continuing Operations before Income Taxes	$5,678	$6,003	$5,099	$6,090	$5,945	(2)%	5%	$11,659	$12,035	3%
Income Taxes (Benefits)	1,795	1,866	23,864	1,441	1,444	—	(20)%	3,658	2,885	(21)%
Income (Loss) from Continuing Operations	$3,883	$4,137	$(18,765)	$4,649	$4,501	(3)%	16%	$8,001	$9,150	14%
Income (Loss) from Discontinued Operations, net of Taxes	21	(5)	(109)	(7)	15	NM	(29)%	3	8	NM
Net Income (Loss) before Noncontrolling Interests	$3,904	$4,132	$(18,874)	$4,642	$4,516	(3)%	16%	$8,004	$9,158	14%
Net Income Attributable to Noncontrolling Interests	32	(1)	19	22	26	18%	(19)%	42	48	14%
Citigroup’s Net Income (Loss)	$3,872	$4,133	$(18,893)	$4,620	$4,490	(3)%	16%	$7,962	$9,110	14%

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$1.27	$1.42	$(7.33)	$1.68	$1.62	(4)%	28%	$2.63	$3.30	25%
Citigroup’s Net Income (Loss)	$1.28	$1.42	$(7.38)	$1.68	$1.63	(3)%	27%	$2.63	$3.31	26%
Shares (in millions):
Average Basic	2,739.1	2,683.6	2,606.2	2,561.6	2,530.9	(1)%	(8)%	2,752.2	2,546.2	(7)%
Average Diluted	2,739.2	2,683.7	2,606.2	2,563.0	2,532.3	(1)%	(8)%	2,752.3	2,547.6	(7)%
Common Shares Outstanding, at period end	2,724.6	2,644.0	2,569.9	2,549.9	2,516.6	(1)%	(8)%

Preferred Dividends	$320	$272	$320	$272	$318	17%	(1)%	$621	$590	(5)%

Income Allocated to Unrestricted Common Shareholders - Basic
Income (Loss) from Continuing Operations	$3,483	$3,813	$(19,116)	$4,304	$4,108	(5)%	18%	$7,235	$8,412	16%
Citigroup’s Net Income (Loss)	$3,504	$3,808	$(19,225)	$4,297	$4,123	(4)%	18%	$7,238	$8,430	16%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$3,483	$3,813	$(19,116)	$4,304	$4,108	(5)%	18%	$7,235	$8,412	16%
Citigroup’s Net Income (Loss)	$3,504	$3,808	$(19,225)	$4,297	$4,123	(4)%	18%	$7,238	$8,430	16%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio (2) (3)	13.06%	12.98%	12.36%	12.05%	12.1%
Tier 1 Capital Ratio(2) (3)	14.74%	14.61%	14.06%	13.67%	13.8%
Total Capital Ratio(2) (3)	16.93%	16.95%	16.30%	16.01%	16.3%
Supplementary Leverage Ratio(3) (4)	7.24%	7.11%	6.68%	6.71%	6.6%
Return on Average Assets	0.83%	0.87%	(3.93)%	0.98%	0.94%			0.87%	0.96%
Return on Average Common Equity	6.8%	7.3%	(37.5)%	9.7%	9.2%			7.1%	9.5%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	59%	57%	59%	58%	58%			59%	58%

Balance Sheet Data (in billions of dollars, except per share amounts):
Total Assets	$1,864.1	$1,889.1	$1,842.5	$1,922.1	$1,912.3	(1)%	3%
Total Average Assets	1,869.2	1,892.3	1,909.7	1,904.2	1,917.1	1%	3%	$1,849.9	$1,910.7	3%
Total Deposits	958.7	964.0	959.8	1,001.2	996.7	—	4%
Citigroup’s Stockholders’ Equity(5) (6)	230.0	227.6	200.7	201.9	200.1	(1)%	(13)%
Book Value Per Share	77.36	78.81	70.62	71.67	71.95	—	(7)%
Tangible Book Value Per Share (7)	67.32	68.55	60.16	61.02	61.29	—	(9)%

Direct Staff (in thousands)	214	213	209	209	205	(2)%	(4)%

(1)         4Q17 includes the $22.6 billion impact related to the enactment of the Tax Cuts and Jobs Act (Tax Reform), which was signed into law on December 22, 2017. The $22.6 billion increase in income taxes from Tax Reform was recorded in North America GCB ($0.8 billion), ICG ($2.0 billion) and Corporate/ Other ($19.8 billion). The final impact of Tax Reform may differ from these estimates, due to, among other things, changes in assumptions made by Citigroup and additional guidance that may be issued by the U.S. Department of the Treasury.

(2)         For all periods presented, Citi’s reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Standardized Approach, whereas Citi’s reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework.  The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment.  Citigroup’s risk-based capital ratios reflect full implementation of the U.S. Basel III rules for all periods. As of December 31, 2017 and for all prior periods, these ratios are non-GAAP financial measures, which reflect full implementation of regulatory capital adjustments and deductions prior to the effective date of January 1, 2018. For the composition of Citi’s CET1 Capital and ratio, see page 28.

(3)         June 30, 2018 is preliminary.

(4)         Citigroup’s Supplementary Leverage Ratio (SLR) reflects full implementation of the U.S. Basel III rules for all periods. As of December 31, 2017 and for all prior periods, this ratio is a non-GAAP financial measure, which reflects full implementation of regulatory capital adjustments and deductions prior to the effective date of January 1, 2018. For the composition of Citi’s SLR, see page 28.

(5)         In March 2017, the FASB issued Accounting Standards Update 2017-08, Premium Amortization on Purchased Callable Debt Securities (ASU 2017-08), which revises existing U.S. GAAP by shortening the amortization period for premiums on certain purchased callable debt securities to the earliest call date, rather than the contractual life of the security. During the second quarter of 2017, Citi early adopted ASU 2017-08 on a modified retrospective basis effective January 1, 2017, resulting in a $156 million net reduction of Citi’s stockholders’ equity.

(6)         Citi early adopted ASU No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income as of December 31, 2017. The ASU allows a reclassification from Accumulated other comprehensive income (loss) (AOCI) to Retained earnings for the deferred taxes previously recorded in AOCI that exceed the current federal tax rate of 21% resulting from the newly enacted corporate tax rate as part of Tax Reform. The effect of adopting the ASU resulted in an increase of $3,304 million to Retained earnings at December 31, 2017 due to the reclassification of AOCI to Retained earnings.

(7)         Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 28.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						2Q18 Increase/		Six	Six	YTD 2018 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2017	2018	2018	1Q18	2Q17	2017	2018	(Decrease)
Revenues
Interest revenue	$15,294	$15,914	$15,850	$16,332	$17,550	7%	15%	$29,815	$33,882	14%
Interest expense	4,036	4,379	4,537	5,160	5,885	14%	46%	7,602	11,045	45%
Net interest revenue	11,258	11,535	11,313	11,172	11,665	4%	4%	22,213	22,837	3%

Commissions and fees	3,256	3,241	3,155	3,030	3,111	3%	(4)%	6,311	6,141	(3)%
Principal transactions	2,643	2,248	1,490	3,289	2,151	(35)%	(19)%	5,737	5,440	(5)%
Administrative and other fiduciary fees	909	929	912	905	934	3%	3%	1,743	1,839	6%
Realized gains (losses) on investments	221	213	152	170	102	(40)%	(54)%	413	272	(34)%
Other-than-temporary impairment losses on investments and other assets	(20)	(15)	(16)	(28)	(15)	46%	25%	(32)	(43)	(34)%
Other revenue	(112)	268	498	334	521	56%	NM	136	855	NM
Total non-interest revenues	6,897	6,884	6,191	7,700	6,804	(12)%	(1)%	14,308	14,504	1%
Total revenues, net of interest expense	18,155	18,419	17,504	18,872	18,469	(2)%	2%	36,521	37,341	2%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,710	1,777	1,880	1,867	1,704	(9)%	—	3,419	3,571	4%
Credit reserve build / (release)	(44)	369	136	(64)	91	NM	NM	(78)	27	NM
Provision for loan losses	1,666	2,146	2,016	1,803	1,795	—	8%	3,341	3,598	8%
Provision for Policyholder benefits and claims	23	28	28	26	21	(19)%	(9)%	53	47	(11)%
Provision for unfunded lending commitments	28	(175)	29	28	(4)	NM	NM	(15)	24	NM
Total provisions for credit losses and for benefits and claims	1,717	1,999	2,073	1,857	1,812	(2)%	6%	3,379	3,669	9%

Operating Expenses
Compensation and benefits	5,463	5,304	4,880	5,807	5,452	(6)%	—	10,997	11,259	2%
Premises and Equipment	604	608	621	593	570	(4)%	(6)%	1,224	1,163	(5)%
Technology / communication expense	1,695	1,764	1,787	1,758	1,797	2%	6%	3,358	3,555	6%
Advertising and marketing expense	432	417	386	381	411	8%	(5)%	805	792	(2)%
Other operating	2,566	2,324	2,658	2,386	2,482	4%	(3)%	5,099	4,868	(5)%
Total operating expenses	10,760	10,417	10,332	10,925	10,712	(2)%	—	21,483	21,637	1%

Income from Continuing Operations before Income Taxes	5,678	6,003	5,099	6,090	5,945	(2)%	5%	11,659	12,035	3%
Provision (benefits) for income taxes	1,795	1,866	23,864	1,441	1,444	—	(20)%	3,658	2,885	(21)%

Income (Loss) from Continuing Operations	3,883	4,137	(18,765)	4,649	4,501	(3)%	16%	8,001	9,150	14%
Discontinued Operations
Income (Loss) from Discontinued Operations	33	(9)	(100)	(7)	(2)	71%	NM	5	(9)	NM
Provision (benefits) for income taxes	12	(4)	9	—	(17)	NM	NM	2	(17)	NM
Income (Loss) from Discontinued Operations, net of taxes	21	(5)	(109)	(7)	15	NM	(29)%	3	8	NM

Net Income (Loss) before Noncontrolling Interests	3,904	4,132	(18,874)	4,642	4,516	(3)%	16%	8,004	9,158	14%

Net Income (Loss) attributable to noncontrolling interests	32	(1)	19	22	26	18%	(19)%	42	48	14%
Citigroup’s Net Income (Loss)	$3,872	$4,133	$(18,893)	$4,620	$4,490	(3)%	16%	$7,962	$9,110	14%

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						2Q18 Increase/
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2017	2017	2017	2018	2018 (1)	1Q18	2Q17
Assets
Cash and due from banks (including segregated cash and other deposits)	$20,940	$22,604	$23,775	$21,850	$21,077	(4)%	1%
Deposits with banks	165,142	163,505	156,741	180,854	179,825	(1)%	9%
Fed funds sold and securities borr’d or purch under agree. to resell	234,065	252,608	232,478	257,887	265,526	3%	13%
Brokerage receivables	40,487	38,076	38,384	46,572	36,977	(21)%	(9)%
Trading account assets	260,549	260,151	252,702	268,808	262,949	(2)%	1%
Investments
Available-for-sale and non-marketable equity securities(2)	301,535	303,147	298,970	299,479	296,819	(1)%	(2)%
Held-to-maturity	50,175	51,527	53,320	52,492	52,897	1%	5%
Total Investments	351,710	354,674	352,290	351,971	349,716	(1)%	(1)%
Loans, net of unearned income
Consumer	325,261	325,576	333,656	325,084	323,632	—	(1)%
Corporate	319,434	327,607	333,378	347,854	347,548	—	9%
Loans, net of unearned income	644,695	653,183	667,034	672,938	671,180	—	4%
Allowance for loan losses	(12,025)	(12,366)	(12,355)	(12,354)	(12,126)	2%	(1)%
Total loans, net	632,670	640,817	654,679	660,584	659,054	—	4%
Goodwill	22,349	22,345	22,256	22,659	22,058	(3)%	(1)%
Intangible assets (other than MSRs)	4,887	4,732	4,588	4,450	4,729	6%	(3)%
Mortgage servicing rights (MSRs)	560	553	558	587	596	2%	6%
Other assets	130,704	129,068	104,014	105,882	109,827	4%	(16)%
Total assets	$1,864,063	$1,889,133	$1,842,465	$1,922,104	$1,912,334	(1)%	3%

Liabilities
Non-interest-bearing deposits in U.S. offices	$126,253	$127,220	$126,880	$125,332	$117,473	(6)%	(7)%
Interest-bearing deposits in U.S. offices	311,361	315,556	318,613	327,872	337,228	3%	8%
Total U.S. Deposits	437,614	442,776	445,493	453,204	454,701	—	4%
Non-interest-bearing deposits in offices outside the U.S.	83,046	84,178	87,440	90,477	86,241	(5)%	4%
Interest-bearing deposits in offices outside the U.S.	438,083	437,084	426,889	457,538	455,788	—	4%
Total International Deposits	521,129	521,262	514,329	548,015	542,029	(1)%	4%

Total deposits	958,743	964,038	959,822	1,001,219	996,730	—	4%
Fed funds purch and securities loaned or sold under agree. to repurch.	154,780	161,282	156,277	171,759	177,828	4%	15%
Brokerage payables	62,947	63,205	61,342	69,685	67,672	(3)%	8%
Trading account liabilities	137,698	139,530	125,028	143,961	140,745	(2)%	2%
Short-term borrowings	36,519	38,149	44,452	36,094	37,233	3%	2%
Long-term debt	225,179	232,673	236,709	237,938	236,822	—	5%
Other liabilities(3)	57,090	61,634	57,163	58,582	54,336	(7)%	(5)%
Total liabilities	$1,632,956	$1,660,511	$1,640,793	$1,719,238	$1,711,366	—	5%

Equity
Stockholders’ equity(2)(4)
Preferred stock	$19,253	$19,253	$19,253	$19,156	$19,035	(1)%	(1)%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,798	107,896	108,008	107,599	107,724	—	—
Retained earnings(2)(4)	152,178	155,174	138,425	141,863	145,211	2%	(5)%
Treasury stock	(19,342)	(24,829)	(30,309)	(32,115)	(34,413)	(7)%	(78)%
Accumulated other comprehensive income (loss)(4)	(29,899)	(29,891)	(34,668)	(34,619)	(37,494)	(8)%	(25)%
Total common equity	$210,766	$208,381	$181,487	$182,759	$181,059	(1)%	(14)%

Total Citigroup stockholders’ equity	$230,019	$227,634	$200,740	$201,915	$200,094	(1)%	(13)%
Noncontrolling interests	1,088	988	932	951	874	(8)%	(20)%
Total equity	231,107	228,622	201,672	202,866	200,968	(1)%	(13)%
Total liabilities and equity	$1,864,063	$1,889,133	$1,842,465	$1,922,104	$1,912,334	(1)%	3%

(1)            Preliminary.

(2)            See footnote 5 on page 1.

(3)            Includes allowance for credit losses for unfunded lending commitments.  See page 24 for amounts by period.

(4)            See footnote 6 on page 1.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL NET REVENUES (In millions of dollars)

						2Q18 Increase/		Six	Six	YTD 2018 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2017	2018	2018	1Q18	2Q17	2017	2018	(Decrease)

Global Consumer Banking
North America	$4,946	$5,197	$5,182	$5,157	$5,004	(3)%	1%	$9,891	$10,161	3%
Latin America	1,308	1,388	1,359	1,347	1,381	3%	6%	2,475	2,728	10%
Asia(1)	1,819	1,885	1,908	1,929	1,865	(3)%	3%	3,553	3,794	7%
Total	8,073	8,470	8,449	8,433	8,250	(2)%	2%	15,919	16,683	5%

Institutional Clients Group
North America	3,646	3,709	3,046	3,265	3,511	8%	(4)%	7,168	6,776	(5)%
EMEA	2,881	2,703	2,441	3,167	3,043	(4)%	6%	5,735	6,210	8%
Latin America	1,086	1,099	1,031	1,210	1,162	(4)%	7%	2,255	2,372	5%
Asia	1,808	1,919	1,786	2,206	1,975	(10)%	9%	3,582	4,181	17%
Total	9,421	9,430	8,304	9,848	9,691	(2)%	3%	18,740	19,539	4%

Corporate / Other	661	519	751	591	528	(11)%	(20)%	1,862	1,119	(40)%

Total Citigroup - Net Revenues	$18,155	$18,419	$17,504	$18,872	$18,469	(2)%	2%	$36,521	$37,341	2%

(1)                                 Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL INCOME (In millions of dollars)

						2Q18 Increase/		Six	Six	YTD 2018 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2017	2018	2018	1Q18	2Q17	2017	2018	(Decrease)
Income (Loss) from Continuing Operations:

Global Consumer Banking(1)
North America	$657	$642	$77	$838	$719	(14)%	9%	$1,271	$1,557	23%
Latin America	141	169	165	183	200	9%	42%	276	383	39%
Asia (2)	330	359	340	373	360	(3)%	9%	579	733	27%
Total	1,128	1,170	582	1,394	1,279	(8)%	13%	2,126	2,673	26%

Institutional Clients Group(1)
North America	1,088	1,298	(1,108)	857	1,028	20%	(6)%	2,165	1,885	(13)%
EMEA	786	753	431	1,113	987	(11)%	26%	1,648	2,100	27%
Latin America	341	388	333	491	514	5%	51%	823	1,005	22%
Asia	565	623	557	868	708	(18)%	25%	1,155	1,576	36%
Total	2,780	3,062	213	3,329	3,237	(3)%	16%	5,791	6,566	13%

Corporate / Other (1)	(25)	(95)	(19,560)	(74)	(15)	80%	40%	84	(89)	NM

Income (Loss) From Continuing Operations	$3,883	$4,137	$(18,765)	$4,649	$4,501	(3)%	16%	$8,001	$9,150	14%

Discontinued Operations	21	(5)	(109)	(7)	15	NM	(29)%	3	8	NM

Net Income Attributable to Noncontrolling Interests	32	(1)	19	22	26	18%	(19)%	42	48	14%

Total Citigroup - Net Income (Loss)	$3,872	$4,133	$(18,893)	$4,620	$4,490	(3)%	16%	$7,962	$9,110	14%

Average Assets (in billions of dollars)
North America	$982	$993	$1,006	$971	$979	1%	—	$972	$975	—
EMEA(2)	335	329	334	363	375	3%	12%	327	369	13%
Latin America	129	131	128	129	127	(2)%	(2)%	127	128	1%
Asia(2)	328	337	340	348	342	(2)%	4%	325	345	6%
Corporate / Other	95	102	102	93	94	1%	(1)%	99	94	(5)%
Total	$1,869	$1,892	$1,910	$1,904	$1,917	1%	3%	$1,850	$1,911	3%

Return on Average Assets (ROA) on Net Income (Loss)
North America	0.71%	0.78%	(0.41)%	0.71%	0.72%			0.71%	0.71%
EMEA(2)	0.93%	0.89%	0.50%	1.23%	1.04%			1.00%	1.13%
Latin America	1.49%	1.68%	1.54%	2.12%	2.25%			1.74%	2.19%
Asia(2)	1.09%	1.15%	1.04%	1.44%	1.25%			1.07%	1.35%
Corporate/Other	(0.06)%	(0.32)%	(76.53)%	(0.38)%	(0.06)%			0.17%	(0.21)%
Total	0.83%	0.87%	(3.93)%	0.98%	0.94%			0.87%	0.96%

(1)         See footnote 1 on page 1.

(2)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						2Q18 Increase/		Six	Six	YTD 2018 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2017(1)	2018	2018	1Q18	2Q17	2017	2018	(Decrease)

Net Interest Revenue	$6,760	$7,071	$7,015	$6,980	$7,019	1%	4%	$13,339	$13,999	5%
Non-Interest Revenue	1,313	1,399	1,434	1,453	1,231	(15)%	(6)%	2,580	2,684	4%
Total Revenues, Net of Interest Expense	8,073	8,470	8,449	8,433	8,250	(2)%	2%	15,919	16,683	5%
Total Operating Expenses	4,537	4,452	4,563	4,681	4,655	(1)%	3%	8,988	9,336	4%
Net Credit Losses	1,615	1,704	1,640	1,736	1,726	(1)%	7%	3,218	3,462	8%
Credit Reserve Build / (Release)	125	486	177	144	154	7%	23%	302	298	(1)%
Provision for Unfunded Lending Commitments	(1)	(5)	(2)	(1)	3	NM	NM	5	2	(60)%
Provision for Benefits and Claims	23	28	36	26	22	(15)%	(4)%	52	48	(8)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,762	2,213	1,851	1,905	1,905	—	8%	3,577	3,810	7%
Income from Continuing Operations before Taxes	1,774	1,805	2,035	1,847	1,690	(9)%	(5)%	3,354	3,537	5%
Income Taxes (2)	646	635	1,453	453	411	(9)%	(36)%	1,228	864	(30)%
Income from Continuing Operations	1,128	1,170	582	1,394	1,279	(8)%	13%	2,126	2,673	26%
Noncontrolling Interests	4	2	2	2	1	(50)%	(75)%	5	3	(40)%
Net Income	$1,124	$1,168	$580	$1,392	$1,278	(8)%	14%	$2,121	$2,670	26%
EOP Assets (in billions of dollars)	$418	$419	$428	$423	$422	—	1%
Average Assets (in billions of dollars)	$414	$421	$423	$423	$417	(1)%	1%	$412	$420	2%
Return on Average Assets (ROA)	1.09%	1.10%	0.54%	1.33%	1.23%			1.04%	1.28%
Efficiency Ratio	56%	53%	54%	56%	56%			56%	56%

Net Credit Losses as a % of Average Loans	2.20%	2.26%	2.15%	2.30%	2.28%			2.22%	2.29%

Revenue by Business
Retail Banking	$3,328	$3,521	$3,458	$3,471	$3,489	1%	5%	$6,503	$6,960	7%
Cards (3)	4,745	4,949	4,991	4,962	4,761	(4)%	—	9,416	9,723	3%
Total	$8,073	$8,470	$8,449	$8,433	$8,250	(2)%	2%	$15,919	$16,683	5%

Net Credit Losses by Business
Retail Banking	$244	$300	$243	$232	$228	(2)%	(7)%	$480	$460	(4)%
Cards (3)	1,371	1,404	1,397	1,504	1,498	—	9%	2,738	3,002	10%
Total	$1,615	$1,704	$1,640	$1,736	$1,726	(1)%	7%	$3,218	$3,462	8%

Income from Continuing Operations by Business
Retail Banking	$419	$546	$358	$524	$580	11%	38%	$752	$1,104	47%
Cards (3)	709	624	224	870	699	(20)%	(1)%	1,374	1,569	14%
Total	$1,128	$1,170	$582	$1,394	$1,279	(8)%	13%	$2,126	$2,673	26%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,073	$8,470	$8,449	$8,433	$8,250	(2)%	2%	$15,919	$16,683	5%
Impact of FX Translation (4)	(51)	(115)	(40)	(112)	—			92	—
Total Revenues - Ex-FX (4)	$8,022	$8,355	$8,409	$8,321	$8,250	(1)%	3%	$16,011	$16,683	4%

Total Operating Expenses - as Reported	$4,537	$4,452	$4,563	$4,681	$4,655	(1)%	3%	$8,988	$9,336	4%
Impact of FX Translation (4)	(20)	(51)	(21)	(58)	—			70	—
Total Operating Expenses - Ex-FX (4)	$4,517	$4,401	$4,542	$4,623	$4,655	1%	3%	$9,058	$9,336	3%

Total Provisions for LLR & PBC - as Reported	$1,762	$2,213	$1,851	$1,905	$1,905	—	8%	$3,577	$3,810	7%
Impact of FX Translation (4)	(15)	(30)	(8)	(21)	—			13	—
Total Provisions for LLR & PBC - Ex-FX (4)	$1,747	$2,183	$1,843	$1,884	$1,905	1%	9%	$3,590	$3,810	6%

Net Income - as Reported	$1,124	$1,168	$580	$1,392	$1,278	(8)%	14%	$2,121	$2,670	26%
Impact of FX Translation (4)	(9)	(21)	(8)	(26)	—			8	—
Net Income - Ex-FX (4)	$1,115	$1,147	$572	$1,366	$1,278	(6)%	15%	$2,129	$2,670	25%

(1)                               See footnote 1 on page 1.

(2)                               Income taxes in the fourth quarter of 2017 include $750 million related to Tax Reform and is reflected in North America Retail Banking ($105 million) and North America Cards ($645 million).

(3)                               Includes both Citi-Branded Cards and Citi Retail Services.

(4)                               Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the second quarter of 2018 and year-to-date 2018 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 2

						2Q18 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2017	2017	2017	2018	2018	1Q18	2Q17

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,570	2,474	2,451	2,433	2,428	—	(6)%
Accounts (in millions)	53.8	53.2	52.9	53.2	53.9	1%	—
Average Deposits	$307.2	$308.1	$306.5	$308.9	$305.8	(1)%	—
Investment Sales	$21.8	$25.3	$23.7	$27.1	$23.9	(12)%	10%
Investment Assets under Management (AUMs)	$152.8	$158.2	$160.9	$163.5	$162.7	—	6%
Average Loans	$142.3	$144.3	$145.1	$147.1	$145.6	(1)%	2%
EOP Loans:
Mortgages	$81.4	$81.4	$81.7	$82.1	$80.5	(2)%	(1)%
Commercial Banking	34.8	35.5	36.3	36.8	36.5	(1)%	5%
Personal and Other	27.2	27.3	27.9	28.5	28.1	(1)%	3%
EOP Loans	$143.4	$144.2	$145.9	$147.4	$145.1	(2)%	1%

Total Net Interest Revenue (in millions) (1)	$2,285	$2,383	$2,345	$2,356	$2,425	3%	6%
As a % of Average Loans	6.44%	6.55%	6.41%	6.50%	6.68%

Net Credit Losses (in millions)	$244	$300	$243	$232	$228	(2)%	(7)%
As a % of Average Loans	0.69%	0.82%	0.66%	0.64%	0.63%
Loans 90+ Days Past Due (in millions) (2)	$477	$489	$515	$493	$500	1%	5%
As a % of EOP Loans	0.33%	0.34%	0.35%	0.34%	0.35%
Loans 30-89 Days Past Due (in millions) (2)	$747	$805	$822	$830	$754	(9)%	1%
As a % of EOP Loans	0.52%	0.56%	0.57%	0.57%	0.52%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	141.5	141.2	141.7	140.3	140.2	—	(1)%
Purchase Sales (in billions)	$125.3	$124.9	$136.3	$121.7	$133.6	10%	7%

Average Loans (in billions) (3)	$151.5	$155.4	$158.2	$159.2	$157.5	(1)%	4%
EOP Loans (in billions) (3)	$155.1	$156.6	$164.9	$156.6	$160.9	3%	4%
Average Yield (4)	12.78%	12.87%	12.70%	12.98%	13.09%
Total Net Interest Revenue (5)	$4,475	$4,688	$4,651	$4,615	$4,594	—	3%
As a % of Average Loans (5)	11.85%	11.97%	11.66%	11.76%	11.70%
Net Credit Losses	$1,371	$1,404	$1,397	$1,504	$1,498	—	9%
As a % of Average Loans	3.63%	3.58%	3.50%	3.83%	3.81%
Net Credit Margin (6)	$3,368	$3,542	$3,569	$3,451	$3,263	(5)%	(3)%
As a % of Average Loans (6)	8.92%	9.04%	8.95%	8.79%	8.31%
Loans 90+ Days Past Due	$1,706	$1,790	$1,963	$1,886	$1,845	(2)%	8%
As a % of EOP Loans	1.10%	1.14%	1.19%	1.20%	1.15%
Loans 30-89 Days Past Due	$1,751	$1,958	$1,940	$1,880	$1,804	(4)%	3%
As a % of EOP Loans	1.13%	1.25%	1.18%	1.20%	1.12%

(1)         Also includes net interest revenue related to the average deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned on loans divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						2Q18 Increase/		Six	Six	YTD 2018 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2017(1)	2018	2018	1Q18	2Q17	2017	2018	(Decrease)

Net Interest Revenue	$4,632	$4,825	$4,805	$4,750	$4,780	1%	3%	$9,249	$9,530	3%
Non-Interest Revenue	314	372	377	407	224	(45)%	(29)%	642	631	(2)%
Total Revenues, Net of Interest Expense	4,946	5,197	5,182	5,157	5,004	(3)%	1%	9,891	10,161	3%
Total Operating Expenses	2,598	2,482	2,568	2,645	2,666	1%	3%	5,195	5,311	2%
Net Credit Losses	1,181	1,239	1,186	1,296	1,278	(1)%	8%	2,371	2,574	9%
Credit Reserve Build / (Release)	101	463	153	123	115	(7)%	14%	253	238	(6)%
Provision for Unfunded Lending Commitments	2	(3)	(2)	(4)	2	NM	—	9	(2)	NM
Provision for Benefits and Claims	8	9	10	6	5	(17)%	(38)%	14	11	(21)%
Provisions for Loan Losses and for Benefits and Claims	1,292	1,708	1,347	1,421	1,400	(1)%	8%	2,647	2,821	7%
Income from Continuing Operations before Taxes	1,056	1,007	1,267	1,091	938	(14)%	(11)%	2,049	2,029	(1)%
Income Taxes (2)	399	365	1,190	253	219	(13)%	(45)%	778	472	(39)%
Income from Continuing Operations	657	642	77	838	719	(14)%	9%	1,271	1,557	23%
Noncontrolling Interests	—	—	(1)	—	—	—	—	—	—	—
Net Income	$657	$642	$78	$838	$719	(14)%	9%	$1,271	$1,557	23%
Average Assets (in billions)	$244	$250	$254	$248	$244	(2)%	—	$245	$246	—
Return on Average Assets	1.08%	1.02%	0.12%	1.37%	1.18%			1.05%	1.28%
Efficiency Ratio	53%	48%	50%	51%	53%			53%	52%

Net Credit Losses as a % of Average Loans	2.58%	2.63%	2.48%	2.77%	2.72%			2.61%	2.74%

Revenue by Business
Retail Banking	$1,293	$1,366	$1,349	$1,307	$1,348	3%	4%	$2,550	$2,655	4%
Citi-Branded Cards	2,079	2,178	2,225	2,232	2,062	(8)%	(1)%	4,175	4,294	3%
Citi Retail Services	1,574	1,653	1,608	1,618	1,594	(1)%	1%	3,166	3,212	1%
Total	$4,946	$5,197	$5,182	$5,157	$5,004	(3)%	1%	$9,891	$10,161	3%

Net Credit Losses by Business
Retail Banking	$39	$88	$30	$43	$32	(26)%	(18)%	$76	$75	(1)%
Citi-Branded Cards	611	611	592	651	657	1%	8%	1,244	1,308	5%
Citi Retail Services	531	540	564	602	589	(2)%	11%	1,051	1,191	13%
Total	$1,181	$1,239	$1,186	$1,296	$1,278	(1)%	8%	$2,371	$2,574	9%

Income from Continuing Operations by Business
Retail Banking	$130	$169	$41	$140	$161	15%	24%	$202	$301	49%
Citi-Branded Cards	302	342	119	425	309	(27)%	2%	548	734	34%
Citi Retail Services	225	131	(83)	273	249	(9)%	11%	521	522	—
Total	$657	$642	$77	$838	$719	(14)%	9%	$1,271	$1,557	23%

(1)         See footnote 1 on page 1.

(2)         Income taxes in the fourth quarter of 2017 include $750 million related to Tax Reform and is reflected in Retail Banking ($105 million), Citi-Branded Cards ($320 million) and Citi Retail Services ($325 million).

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						2Q18 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2017	2017	2017	2018	2018	1Q18	2Q17

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	695	695	694	694	693	—	—
Accounts (in millions)	9.5	9.4	9.2	9.1	9.1	—	(4)%
Average Deposits	$185.1	$184.1	$182.7	$180.9	$179.9	(1)%	(3)%
Investment Sales	$6.5	$6.7	$7.0	$8.4	$7.8	(7)%	20%
Investment AUMs	$56.7	$58.6	$60.3	$60.5	$61.1	1%	8%

Average Loans	$55.6	$55.7	$56.0	$55.7	$55.6	—	—

EOP Loans:
Mortgages	$44.3	$44.2	$44.3	$44.2	$44.4	—	—
Commercial Banking	9.2	9.4	9.5	9.1	9.1	—	(1)%
Personal and Other	2.1	2.1	2.2	2.1	2.2	5%	5%
Total EOP Loans	$55.6	$55.7	$56.0	$55.4	$55.7	1%	—

Mortgage Originations (1)	$3.1	$3.2	$3.0	$2.3	$2.6	13%	(16)%

Third Party Mortgage Servicing Portfolio (EOP)	$49.1	$49.1	$47.3	$46.0	$45.7	(1)%	(7)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$50.0	$47.3	$69.1	$33.4	$33.6	1%	(33)%

Saleable Mortgage Rate Locks	$1.5	$1.7	$1.3	$1.2	$1.3	8%	(13)%

Net Interest Revenue on Loans (in millions)	$248	$253	$235	$232	$226	(3)%	(9)%
As a % of Avg. Loans	1.79%	1.80%	1.66%	1.69%	1.63%

Net Credit Losses (in millions)	$39	$88	$30	$43	$32	(26)%	(18)%
As a % of Avg. Loans	0.28%	0.63%	0.21%	0.31%	0.23%

Loans 90+ Days Past Due (in millions) (2)	$155	$167	$199	$184	$179	(3)%	15%
As a % of EOP Loans	0.28%	0.30%	0.36%	0.34%	0.33%
Loans 30-89 Days Past Due (in millions) (2)	$191	$270	$306	$227	$252	11%	32%
As a % of EOP Loans	0.35%	0.49%	0.55%	0.41%	0.46%

(1)              Originations of residential first mortgages.

(2)              The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $295 million and ($0.8 billion), $289 million and ($0.7 billion), $298 million and ($0.7 billion), $272 million and ($0.7 billion), and $244 million and ($0.7 billion) as of June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $84 million and ($0.8 billion), $79 million and ($0.7 billion), $88 million and ($0.7 billion), $92 million and ($0.7 billion), and $87 million and ($0.9 billion) as of June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018, respectively.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						2Q18 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2017	2017	2017	2018	2018	1Q18	2Q17

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	33.6	33.9	34.2	33.9	34.1	1%	1%
Purchase Sales (in billions)	$80.5	$80.4	$86.3	$78.6	$86.4	10%	7%

Average Loans (in billions) (1)	$83.3	$85.4	$86.8	$86.9	$86.6	—	4%

EOP Loans (in billions) (1)	$85.6	$86.3	$90.5	$85.7	$88.1	3%	3%

Average Yield (2)	9.61%	9.70%	9.63%	9.79%	9.94%
Total Net Interest Revenue (3)	$1,788	$1,849	$1,854	$1,800	$1,788	(1)%	—
As a % of Avg. Loans (3)	8.61%	8.59%	8.47%	8.40%	8.28%
Net Credit Losses	$611	$611	$592	$651	$657	1%	8%
As a % of Average Loans	2.94%	2.84%	2.71%	3.04%	3.04%
Net Credit Margin (4)	$1,466	$1,564	$1,610	$1,573	$1,403	(11)%	(4)%
As a % of Avg. Loans (4)	7.06%	7.27%	7.36%	7.34%	6.50%
Loans 90+ Days Past Due	$659	$668	$768	$731	$712	(3)%	8%
As a % of EOP Loans	0.77%	0.77%	0.85%	0.85%	0.81%
Loans 30-89 Days Past Due	$619	$705	$698	$669	$627	(6)%	1%
As a % of EOP Loans	0.72%	0.82%	0.77%	0.78%	0.71%

Citi-Branded Cards - Ex Hilton (in millions of dollars, except as otherwise noted) (1) (5)

Total Revenues, Net of Interest Expense	$2,043	$2,139	$2,186	$2,071	$2,062	—	1%
Purchase Sales (in billions)	$78.9	$78.9	$84.8	$78.3	$86.4	10%	10%
Average Loans (in billions) (1)	$82.1	$84.2	$86.4	$86.9	$86.6	—	5%
EOP Loans (in billions) (1)	$84.4	$85.1	$90.5	$85.7	$88.1	3%	4%

Average Yield (2)	9.60%	9.69%	9.62%	9.79%	9.94%	2%	4%
Total Net Interest Revenue (3)	1,761	1,821	1,845	1,800	1,788	(1)%	2%
As a % of Avg. Loans (3)	8.60%	8.58%	8.47%	8.40%	8.28%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	86.5	86.0	86.4	85.4	85.1	—	(2)%
Purchase Sales (in billions)	$20.6	$20.0	$23.6	$17.4	$21.6	24%	5%

Average Loans (in billions) (1)	$44.5	$45.6	$46.9	$47.1	$46.6	(1)%	5%

EOP Loans (in billions) (1)	$45.2	$45.9	$49.2	$46.0	$48.6	6%	8%

Average Yield (2)	17.38%	17.51%	17.06%	17.68%	17.82%
Total Net Interest Revenue (3)	$1,897	$1,986	$1,954	$1,973	$1,970	—	4%
As a % of Avg. Loans (3)	17.10%	17.28%	16.53%	16.99%	16.96%
Net Credit Losses	$531	$540	$564	$602	$589	(2)%	11%
As a % of Average Loans	4.79%	4.70%	4.77%	5.18%	5.07%
Net Credit Margin (4)	$1,037	$1,108	$1,038	$1,012	$1,002	(1)%	(3)%
As a % of Avg. Loans (4)	9.35%	9.64%	8.78%	8.71%	8.62%
Loans 90+ Days Past Due	$693	$772	$845	$797	$781	(2)%	13%
As a % of EOP Loans	1.53%	1.68%	1.72%	1.73%	1.61%
Loans 30-89 Days Past Due	$730	$836	$830	$791	$761	(4)%	4%
As a % of EOP Loans	1.62%	1.82%	1.69%	1.72%	1.57%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is calculated as gross interest revenue earned on loans divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

(5)         As previously announced, the Hilton Honors co-brand credit card partnership with Citi was scheduled to terminate as of year-end 2017. On October 23, 2017, Citi signed an agreement to sell the Hilton credit card portfolio ($1.2 billion in outstanding loan balances in Citi-branded cards) to American Express. In connection with the sale agreement, the existing partnership was extended through the closing date. The sale closed in the first quarter of 2018 with a pretax gain of approximately $150 million, which approximates one year of revenues from the portfolio; as these loans are intended for sale, they were reclassified as held-for-sale and recorded in Other assets as of November 1, 2017.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q18 Increase/		Six	Six	YTD 2018 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2017	2018	2018	1Q18	2Q17	2017	2018	(Decrease)
Net Interest Revenue	$967	$1,038	$991	$997	$1,013	2%	5%	$1,815	$2,010	11%
Non-Interest Revenue	341	350	368	350	368	5%	8%	660	718	9%
Total Revenues, Net of Interest Expense	1,308	1,388	1,359	1,347	1,381	3%	6%	2,475	2,728	10%
Total Operating Expenses	745	779	768	759	782	3%	5%	1,412	1,541	9%
Net Credit Losses	277	295	292	278	278	—	—	530	556	5%
Credit Reserve Build / (Release)	50	44	19	42	33	(21)%	(34)%	62	75	21%
Provision for Unfunded Lending Commitments	(1)	(1)	1	1	—	(100)%	100%	(1)	1	NM
Provision for Benefits and Claims	15	19	26	20	17	(15)%	13%	38	37	(3)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	341	357	338	341	328	(4)%	(4)%	629	669	6%
Income from Continuing Operations before Taxes	222	252	253	247	271	10%	22%	434	518	19%
Income Taxes	81	83	88	64	71	11%	(12)%	158	135	(15)%
Income from Continuing Operations	141	169	165	183	200	9%	42%	276	383	39%
Noncontrolling Interests	2	1	1	—	—	—	(100)%	3	—	(100)%
Net Income	$139	$168	$164	$183	$200	9%	44%	$273	$383	40%
Average Assets (in billions of dollars)	$45	$47	$44	$44	$43	(2)%	(4)%	$44	$44	—
Return on Average Assets	1.24%	1.42%	1.48%	1.69%	1.87%			1.25%	1.76%
Efficiency Ratio	57%	56%	57%	56%	57%			57%	56%

Net Credit Losses as a % of Average Loans	4.36%	4.37%	4.51%	4.29%	4.37%			4.38%	4.33%

Revenue by Business
Retail Banking	$939	$992	$971	$966	$999	3%	6%	$1,789	$1,965	10%
Citi-Branded Cards	369	396	388	381	382	—	4%	686	763	11%
Total	$1,308	$1,388	$1,359	$1,347	$1,381	3%	6%	$2,475	$2,728	10%
Net Credit Losses by Business
Retail Banking	$151	$143	$153	$132	$138	5%	(9)%	$288	$270	(6)%
Citi-Branded Cards	126	152	139	146	140	(4)%	11%	242	286	18%
Total	$277	$295	$292	$278	$278	—	—	$530	$556	5%
Income from Continuing Operations by Business
Retail Banking	$91	$129	$116	$138	$155	12%	70%	$181	$293	62%
Citi-Branded Cards	50	40	49	45	45	—	(10)%	95	90	(5)%
Total	$141	$169	$165	$183	$200	9%	42%	$276	$383	39%
FX Translation Impact:
Total Revenue - as Reported	$1,308	$1,388	$1,359	$1,347	$1,381	3%	6%	$2,475	$2,728	10%
Impact of FX Translation (2)	(60)	(108)	(23)	(58)	—			18	—
Total Revenues - Ex-FX (2)	$1,248	$1,280	$1,336	$1,289	$1,381	7%	11%	$2,493	$2,728	9%

Total Operating Expenses - as Reported	$745	$779	$768	$759	$782	3%	5%	$1,412	$1,541	9%
Impact of FX Translation (2)	(29)	(51)	(12)	(29)	—			10	—
Total Operating Expenses - Ex-FX (2)	$716	$728	$756	$730	$782	7%	9%	$1,422	$1,541	8%

Provisions for LLR & PBC - as Reported	$341	$357	$338	$341	$328	(4)%	(4)%	$629	$669	6%
Impact of FX Translation (2)	(16)	(28)	(6)	(16)	—			6	—
Provisions for LLR & PBC - Ex-FX (2)	$325	$329	$332	$325	$328	1%	1%	$635	$669	5%

Net Income - as Reported	$139	$168	$164	$183	$200	9%	44%	$273	$383	40%
Impact of FX Translation (2)	(10)	(18)	(4)	(10)	—			2	—
Net Income - Ex-FX (2)	$129	$150	$160	$173	$200	16%	55%	$275	$383	39%

(1)              Latin America GCB consists of Citi’s consumer banking operations in Mexico.

(2)              Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the second quarter of 2018 and year-to-date 2018 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						2Q18 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2017	2017	2017	2018	2018	1Q18	2Q17
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	1,496	1,497	1,479	1,462	1,462	—	(2)%
Accounts (in millions)	28.0	27.6	27.7	28.2	28.9	2%	3%
Average Deposits	$27.8	$28.8	$27.8	$28.9	$28.3	(2)%	2%
Investment Sales	$5.7	$6.8	$6.0	$6.2	$6.6	6%	16%
Investment AUMs	$34.1	$34.8	$32.1	$34.0	$33.1	(3)%	(3)%
Average Loans	$20.2	$21.2	$20.3	$20.7	$20.1	(3)%	—
EOP Loans:
Mortgages	$4.6	$4.6	$4.1	$4.5	$4.1	(9)%	(11)%
Commercial Banking	9.9	10.3	10.0	10.5	10.2	(3)%	3%
Personal and Other	6.5	6.1	5.8	6.2	5.8	(6)%	(11)%
Total EOP Loans	$21.0	$21.0	$19.9	$21.2	$20.1	(5)%	(4)%

Total Net Interest Revenue (in millions) (1)	$669	$703	$672	$680	$687	1%	3%
As a % of Average Loans (1)	13.28%	13.16%	13.13%	13.32%	13.71%
Net Credit Losses (in millions)	$151	$143	$153	$132	$138	5%	(9)%
As a % of Average Loans	3.00%	2.68%	2.99%	2.59%	2.75%
Loans 90+ Days Past Due (in millions)	$150	$151	$130	$128	$132	3%	(12)%
As a % of EOP Loans	0.71%	0.72%	0.65%	0.60%	0.66%
Loans 30-89 Days Past Due (in millions)	$216	$244	$195	$248	$183	(26)%	(15)%
As a % of EOP Loans	1.03%	1.16%	0.98%	1.17%	0.91%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.7	5.7	5.6	5.7	5.7	—	—
Purchase Sales (in billions)	$4.1	$4.2	$4.5	$4.2	$4.3	2%	5%
Average Loans (in billions) (2)	$5.3	$5.6	$5.4	$5.6	$5.4	(4)%	2%
EOP Loans (in billions) (2)	$5.5	$5.6	$5.4	$5.7	$5.4	(5)%	(2)%
Average Yield (3)	23.81%	24.01%	24.18%	24.12%	24.49%	2%	3%

Total Net Interest Revenue (in millions) (4)	$298	$335	$319	$317	$326	3%	9%
As a % of Average Loans (4)	22.55%	23.73%	23.44%	22.96%	24.21%
Net Credit Losses (in millions)	$126	$152	$139	$146	$140	(4)%	11%
As a % of Average Loans	9.54%	10.77%	10.21%	10.57%	10.40%
Net Credit Margin (in millions) (5)	$245	$249	$253	$240	$247	3%	1%
As a % of Average Loans (5)	18.54%	17.64%	18.59%	17.38%	18.35%
Loans 90+ Days Past Due (in millions)	$161	$159	$151	$160	$160	—	(1)%
As a % of EOP Loans	2.93%	2.84%	2.80%	2.81%	2.96%
Loans 30-89 Days Past Due (in millions)	$151	$163	$153	$160	$156	(3)%	3%
As a % of EOP Loans	2.75%	2.91%	2.83%	2.81%	2.89%

(1)         Also includes net interest revenue related to the region’s average deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned on loans divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q18 Increase/		Six	Six	YTD 2018 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2017	2018	2018	1Q18	2Q17	2017	2018	(Decrease)

Net Interest Revenue	$1,161	$1,208	$1,219	$1,233	$1,226	(1)%	6%	$2,275	$2,459	8%
Non-Interest Revenue	658	677	689	696	639	(8)%	(3)%	1,278	1,335	4%
Total Revenues, Net of Interest Expense	1,819	1,885	1,908	1,929	1,865	(3)%	3%	3,553	3,794	7%
Total Operating Expenses	1,194	1,191	1,227	1,277	1,207	(5)%	1%	2,381	2,484	4%
Net Credit Losses	157	170	162	162	170	5%	8%	317	332	5%
Credit Reserve Build / (Release)	(26)	(21)	5	(21)	6	NM	NM	(13)	(15)	(15)%
Provision for Unfunded Lending Commitments	(2)	(1)	(1)	2	1	(50)%	NM	(3)	3	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	129	148	166	143	177	24%	37%	301	320	6%
Income from Continuing Operations before Taxes	496	546	515	509	481	(6)%	(3)%	871	990	14%
Income Taxes	166	187	175	136	121	(11)%	(27)%	292	257	(12)%
Income from Continuing Operations	330	359	340	373	360	(3)%	9%	579	733	27%
Noncontrolling Interests	2	1	2	2	1	(50)%	(50)%	2	3	50%
Net Income	$328	$358	$338	$371	$359	(3)%	9%	$577	$730	27%
Average Assets (in billions)	$125	$124	$125	$131	$130	(1)%	4%	$124	$131	6%
Return on Average Assets	1.05%	1.15%	1.07%	1.15%	1.11%			0.94%	1.12%
Efficiency Ratio	66%	63%	64%	66%	65%			67%	65%

Net Credit Losses as a % of Average Loans	0.74%	0.78%	0.73%	0.73%	0.77%			0.76%	0.75%

Revenue by Business
Retail Banking	$1,096	$1,163	$1,138	$1,198	$1,142	(5)%	4%	$2,164	$2,340	8%
Citi-Branded Cards	723	722	770	731	723	(1)%	—	1,389	1,454	5%
Total	$1,819	$1,885	$1,908	$1,929	$1,865	(3)%	3%	$3,553	$3,794	7%
Net Credit Losses by Business
Retail Banking	$54	$69	$60	$57	$58	2%	7%	$116	$115	(1)%
Citi-Branded Cards	103	101	102	105	112	7%	9%	201	217	8%
Total	$157	$170	$162	$162	$170	5%	8%	$317	$332	5%
Income from Continuing Operations by Business
Retail Banking	$198	$248	$201	$246	$264	7%	33%	$369	$510	38%
Citi-Branded Cards	132	111	139	127	96	(24)%	(27)%	210	223	6%
Total	$330	$359	$340	$373	$360	(3)%	9%	$579	$733	27%
FX Translation Impact:
Total Revenue - as Reported	$1,819	$1,885	$1,908	$1,929	$1,865	(3)%	3%	$3,553	$3,794	7%
Impact of FX Translation (2)	9	(7)	(17)	(54)	—			74	—
Total Revenues - Ex-FX (2)	$1,828	$1,878	$1,891	$1,875	$1,865	(1)%	2%	$3,627	$3,794	5%

Total Operating Expenses - as Reported	$1,194	$1,191	$1,227	$1,277	$1,207	(5)%	1%	$2,381	$2,484	4%
Impact of FX Translation (2)	9	—	(9)	(29)	—			60	—
Total Operating Expenses - Ex-FX (2)	$1,203	$1,191	$1,218	$1,248	$1,207	(3)%	—	$2,441	$2,484	2%

Provisions for LLR & PBC - as Reported	$129	$148	$166	$143	$177	24%	37%	$301	$320	6%
Impact of FX Translation (2)	1	(2)	(2)	(5)	—			7	—
Provisions for LLR & PBC - Ex-FX (2)	$130	$146	$164	$138	$177	28%	36%	$308	$320	4%

Net Income - as Reported	$328	$358	$338	$371	$359	(3)%	9%	$577	$730	27%
Impact of FX Translation (2)	1	(3)	(4)	(16)	—			6	—
Net Income - Ex-FX (2)	$329	$355	$334	$355	$359	1%	9%	$583	$730	25%

(1)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the second quarter of 2018 and year-to-date 2018 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						2Q18 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2017	2017	2017	2018	2018	1Q18	2Q17
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	379	282	278	277	273	(1)%	(28)%
Accounts (in millions)	16.3	16.2	16.0	15.9	15.9	—	(2)%
Average Deposits	$94.3	$95.2	$96.0	$99.1	$97.6	(2)%	3%
Investment Sales	$9.6	$11.8	$10.7	$12.5	$9.5	(24)%	(1)%
Investment AUMs	$62.0	$64.8	$68.5	$69.0	$68.5	(1)%	10%
Average Loans	$66.5	$67.4	$68.8	$70.7	$69.9	(1)%	5%
EOP Loans:
Mortgages	$32.5	$32.6	$33.3	$33.4	$32.0	(4)%	(2)%
Commercial Banking	15.7	15.8	16.8	17.2	17.2	—	10%
Personal and Other	18.6	19.1	19.9	20.2	20.1	—	8%
Total EOP Loans	$66.8	$67.5	$70.0	$70.8	$69.3	(2)%	4%

Total Net Interest Revenue (in millions) (2)	$669	$690	$695	$708	$716	1%	7%
As a % of Average Loans (2)	4.04%	4.06%	4.01%	4.06%	4.11%
Net Credit Losses (in millions)	$54	$69	$60	$57	$58	2%	7%
As a % of Average Loans	0.33%	0.41%	0.35%	0.33%	0.33%
Loans 90+ Days Past Due (in millions)	$172	$171	$186	$181	$189	4%	10%
As a % of EOP Loans	0.26%	0.25%	0.27%	0.26%	0.27%
Loans 30-89 Days Past Due (in millions)	$340	$291	$321	$355	$319	(10)%	(6)%
As a % of EOP Loans	0.51%	0.43%	0.46%	0.50%	0.46%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.7	15.6	15.5	15.3	15.3	—	(3)%
Purchase Sales (in billions)	$20.1	$20.3	$21.9	$21.5	$21.3	(1)%	6%
Average Loans (in billions) (3)	$18.4	$18.8	$19.1	$19.6	$18.9	(4)%	3%
EOP Loans (in billions) (3)	$18.8	$18.8	$19.8	$19.2	$18.8	(2)%	—
Average Yield (4)	12.84%	12.71%	12.67%	12.65%	12.55%	(1)%	(2)%

Total Net Interest Revenue (in millions) (5)	$492	$518	$524	$525	$510	(3)%	4%
As a % of Average Loans (6)	10.73%	10.93%	10.88%	10.86%	10.82%
Net Credit Losses (in millions)	$103	$101	$102	$105	$112	7%	9%
As a % of Average Loans	2.25%	2.13%	2.12%	2.17%	2.38%
Net Credit Margin (in millions) (6)	$620	$621	$668	$626	$611	(2)%	(1)%
As a % of Average Loans (6)	13.52%	13.11%	13.88%	12.95%	12.97%
Loans 90+ Days Past Due	$193	$191	$199	$198	$192	(3)%	(1)%
As a % of EOP Loans	1.03%	1.02%	1.01%	1.03%	1.02%
Loans 30-89 Days Past Due	$251	$254	$259	$260	$260	—	4%
As a % of EOP Loans	1.34%	1.35%	1.31%	1.35%	1.38%

(1)   Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)   Also includes net interest revenue related to the region’s average deposit balances in excess of the average loan portfolio.

(3)   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)   Average yield is gross interest revenue earned on loans divided by average loans.

(5)   Net interest revenue includes certain fees that are recorded as interest revenue.

(6)   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						2Q18 Increase/		Six	Six	YTD 2018 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2017(1)	2018	2018	1Q18	2Q17	2017	2018	(Decrease)

Commissions and Fees	$1,106	$1,100	$1,088	$1,213	$1,127	(7)%	2%	$2,130	$2,340	10%
Administration and Other Fiduciary Fees	674	688	671	694	713	3%	6%	1,309	1,407	7%
Investment Banking	1,243	1,163	1,145	985	1,246	26%	—	2,353	2,231	(5)%
Principal Transactions	2,151	1,827	1,303	2,884	2,358	(18)%	10%	4,882	5,242	7%
Other(2)	246	704	228	418	154	(63)%	(37)%	247	572	NM
Total Non-Interest Revenue	5,420	5,482	4,435	6,194	5,598	(10)%	3%	10,921	11,792	8%
Net Interest Revenue (including Dividends)	4,001	3,948	3,869	3,654	4,093	12%	2%	7,819	7,747	(1)%
Total Revenues, Net of Interest Expense	9,421	9,430	8,304	9,848	9,691	(2)%	3%	18,740	19,539	4%
Total Operating Expenses	5,227	5,138	4,912	5,503	5,458	(1)%	4%	10,365	10,961	6%
Net Credit Losses	71	44	225	105	(1)	NM	NM	96	104	8%
Credit Reserve Build / (Release)	(15)	(38)	8	(175)	32	NM	NM	(191)	(143)	25%
Provision for Unfunded Lending Commitments	31	(170)	34	29	(6)	NM	NM	(23)	23	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	87	(164)	267	(41)	25	NM	(71)%	(118)	(16)	86%
Income from Continuing Operations before Taxes	4,107	4,456	3,125	4,386	4,208	(4)%	2%	8,493	8,594	1%
Income Taxes (3)	1,327	1,394	2,912	1,057	971	(8)%	(27)%	2,702	2,028	(25)%
Income from Continuing Operations	2,780	3,062	213	3,329	3,237	(3)%	16%	5,791	6,566	13%
Noncontrolling Interests	18	14	10	15	12	(20)%	(33)%	33	27	(18)%
Net Income	$2,762	$3,048	$203	$3,314	$3,225	(3)%	17%	$5,758	$6,539	14%
EOP Assets (in billions)	$1,353	$1,370	$1,336	$1,407	$1,397	(1)%	3%
Average Assets (in billions)	$1,360	$1,369	$1,385	$1,388	$1,406	1%	3%	$1,339	$1,397	4%
Return on Average Assets (ROA)	0.81%	0.88%	0.06%	0.97%	0.92%			0.87%	0.94%
Efficiency Ratio	55%	54%	59%	56%	56%			55%	56%

Revenue by Region
North America	$3,646	$3,709	$3,046	$3,265	$3,511	8%	(4)%	$7,168	$6,776	(5)%
EMEA	2,881	2,703	2,441	3,167	3,043	(4)%	6%	5,735	6,210	8%
Latin America	1,086	1,099	1,031	1,210	1,162	(4)%	7%	2,255	2,372	5%
Asia	1,808	1,919	1,786	2,206	1,975	(10)%	9%	3,582	4,181	17%
Total Revenues, net of Interest Expense	$9,421	$9,430	$8,304	$9,848	$9,691	(2)%	3%	$18,740	$19,539	4%

Income (loss) from Continuing Operations by Region
North America	$1,088	$1,298	$(1,108)	$857	$1,028	20%	(6)%	$2,165	$1,885	(13)%
EMEA	786	753	431	1,113	987	(11)%	26%	1,648	2,100	27%
Latin America	341	388	333	491	514	5%	51%	823	1,005	22%
Asia	565	623	557	868	708	(18)%	25%	1,155	1,576	36%
Income from Continuing Operations	$2,780	$3,062	$213	$3,329	$3,237	(3)%	16%	$5,791	$6,566	13%

Average Loans by Region (in billions)
North America	$150	$152	$157	$160	$165	3%	10%	$148	$162	9%
EMEA	67	71	73	78	80	3%	19%	66	79	20%
Latin America	35	34	33	34	33	(3)%	(6)%	35	34	(3)%
Asia	61	64	65	67	68	1%	11%	59	68	15%
Total	$313	$321	$328	$339	$346	2%	11%	$308	$343	11%

EOP Deposits by Region (in billions)
North America	$280	$290	$296	$295	$308	5%	10%
EMEA	170	172	174	189	187	(1)%	10%
Latin America	27	26	25	26	26	(1)%	(4)%
Asia	147	152	145	156	155	(1)%	5%
Total	$624	$640	$640	$666	$676	1%	8%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$421	$428	$432	$449	$459	2%	9%
All Other ICG Businesses	203	212	208	217	217	—	7%
Total	$624	$640	$640	$666	$676	1%	8%

(1)         See footnote 1 on page 1.

(2)         Third quarter of 2017 includes the $580 million gain on the sale of a fixed income analytics business.

(3)         Income taxes in the fourth quarter of 2017 include $2.0 billion related to Tax Reform.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						2Q18 Increase/		Six	Six	YTD 2018 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2017	2018	2018	1Q18	2Q17	2017	2018	(Decrease)

Revenue Details:
Investment Banking:
Advisory	$318	$240	$316	$215	$361	68%	14%	$567	$576	2%
Equity Underwriting	309	311	251	216	335	55%	8%	559	551	(1)%
Debt Underwriting	908	729	726	699	726	4%	(20)%	1,671	1,425	(15)%
Total Investment Banking	1,535	1,280	1,293	1,130	1,422	26%	(7)%	2,797	2,552	(9)%
Treasury and Trade Solutions	2,106	2,185	2,236	2,268	2,336	3%	11%	4,214	4,604	9%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	481	506	513	521	589	13%	22%	919	1,110	21%
Private Bank	793	790	776	904	848	(6)%	7%	1,542	1,752	14%
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$4,915	$4,761	$4,818	$4,823	$5,195	8%	6%	$9,472	$10,018	6%

Corporate Lending — Gain/(Loss) on Loan Hedges (1)	9	(48)	21	23	23	—	NM	(106)	46	NM
Total Banking Revenues including G(L) on Loan Hedges (1)	$4,924	$4,713	$4,839	$4,846	$5,218	8%	6%	$9,366	$10,064	7%

Fixed Income Markets	$3,274	$2,936	$2,463	$3,418	$3,076	(10)%	(6)%	$6,952	$6,494	(7)%
Equity Markets	725	785	567	1,103	864	(22)%	19%	1,527	1,967	29%
Securities Services	594	608	612	641	665	4%	12%	1,146	1,306	14%
Other (2)	(96)	388	(177)	(160)	(132)	18%	(38)%	(251)	(292)	(16)%
Total Markets and Securities Services	$4,497	$4,717	$3,465	$5,002	$4,473	(11)%	(1)%	$9,374	$9,475	1%

Total Revenues, net of Interest Expense	$9,421	$9,430	$8,304	$9,848	$9,691	(2)%	3%	$18,740	$19,539	4%

Taxable-equivalent adjustments (3)	$177	$176	$174	$96	$96	—	(46)%	$366	$192	(48)%

Total ICG Revenues including taxable-equivalent adjustments (3)	$9,598	$9,606	$8,478	$9,944	$9,787	(2)%	2%	$19,106	$19,731	3%

Commissions and Fees	$158	$171	$170	$176	$182	3%	15%	$300	$358	19%
Principal Transactions (4)	1,935	1,592	1,108	2,184	2,108	(3)%	9%	4,295	4,292	—
Other	183	130	132	276	28	(90)%	(85)%	334	304	(9)%
Total Non-Interest Revenue	$2,276	$1,893	$1,410	$2,636	$2,318	(12)%	2%	$4,929	$4,954	1%
Net Interest Revenue	998	1,043	1,053	782	758	(3)%	(24)%	2,023	1,540	(24)%
Total Fixed Income Markets	$3,274	$2,936	$2,463	$3,418	$3,076	(10)%	(6)%	$6,952	$6,494	(7)%

Rates and Currencies	$2,254	$2,189	$1,912	$2,470	$2,235	(10)%	(1)%	$4,784	$4,705	(2)%
Spread Products / Other Fixed Income	1,020	747	551	948	841	(11)%	(18)%	2,168	1,789	(17)%
Total Fixed Income Markets	$3,274	$2,936	$2,463	$3,418	$3,076	(10)%	(6)%	$6,952	$6,494	(7)%

Commissions and Fees	$323	$309	$313	$361	$308	(15)%	(5)%	$649	$669	3%
Principal Transactions (4)	(1)	211	79	537	101	(81)%	NM	188	638	NM
Other	(6)	(5)	9	80	20	(75)%	NM	3	100	NM
Total Non-Interest Revenue	$316	$515	$401	$978	$429	(56)%	36%	$840	$1,407	68%
Net Interest Revenue	409	270	166	125	435	NM	6%	687	560	(18)%
Total Equity Markets	$725	$785	$567	$1,103	$864	(22)%	19%	$1,527	$1,967	29%

(1)         Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)         Third quarter of 2017 includes the $580 million gain on the sale of a fixed income analytics business.

(3)         Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(4)         Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						2Q18 Increase/		Six	Six
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months
	2017	2017	2017(2)	2018	2018	1Q18	2Q17	2017	2018

Net Interest Revenue	$497	$516	$429	$538	$553	3%	11%	$1,055	$1,091
Non-interest revenue	164	3	322	53	(25)	NM	NM	807	28
Total Revenues, Net of Interest Expense	661	519	751	591	528	(11)%	(20)%	1,862	1,119
Total Operating Expenses	996	827	857	741	599	(19)%	(40)%	2,130	1,340
Net Credit Losses	24	29	15	26	(21)	NM	NM	105	5
Credit Reserve Build / (Release)	(154)	(79)	(49)	(33)	(95)	NM	38%	(189)	(128)
Provision for Benefits and Claims	—	—	(8)	—	(1)	NM	NM	1	(1)
Provision for Unfunded Lending Commitments	(2)	—	(3)	—	(1)	NM	50%	3	(1)
Total provisions for credit losses and for benefits and claims	(132)	(50)	(45)	(7)	(118)	NM	11%	(80)	(125)
Income from Continuing Operations before Taxes	(203)	(258)	(61)	(143)	47	NM	NM	(188)	(96)
Income Taxes (Benefits) (3)	(178)	(163)	19,499	(69)	62	NM	NM	(272)	(7)
Income (Loss) from Continuing Operations	(25)	(95)	(19,560)	(74)	(15)	80%	40%	84	(89)
Income (Loss) from Discontinued Operations, net of taxes	21	(5)	(109)	(7)	15	NM	(29)%	3	8
Noncontrolling Interests	10	(17)	7	5	13	NM	30%	4	18
Net Income (Loss)	$(14)	$(83)	$(19,676)	$(86)	$(13)	85%	7%	$83	$(99)
EOP Assets (in billions of dollars)	$93	$100	$78	$92	$93	1%	—
Average Assets (in billions of dollars)	$95	$102	$102	$93	$94	1%	(1)%	$99	$94
Return on Average Assets	(0.06)%	(0.32)%	(76.53)%	(0.38)%	(0.06)%			0.17%	(0.21)%
Efficiency Ratio	151%	159%	114%	125%	113%			114%	120%

Corporate/Other Consumer Key Indicators:

Consumer - International

Branches (actual)	49	49	49	48	2	(96)%	(96)%
Average Loans (in billions)	$1.9	$1.9	$1.7	$1.7	$1.1	(35)%	(42)%	$2.0	$1.4
EOP Loans (in billions)	$1.8	$1.7	$1.6	$1.7	$—	(100)%	(100)%
Net Interest Revenue	$80	$63	$74	$88	$64	(27)%	(20)%
As a % of Average Loans	16.89%	13.16%	17.27%	20.99%	23.34%
Net Credit Losses	$24	$25	$7	$23	$19	(17)%	(21)%	$50	$42
As a % of Average Loans	5.07%	5.22%	1.63%	5.49%	6.93%			2.50%	3.00%
Loans 90+ Days Past Due	$63	$57	$43	$32	$—	(100)%	(100)%
As a % of EOP Loans	3.50%	3.35%	2.69%	1.88%
Loans 30-89 Days Past Due	$44	$47	$40	$44	$—	(100)%	(100)%
As a % of EOP Loans	2.44%	2.76%	2.50%	2.59%

Consumer - North America

Branches (actual)	—	—	—	—	—	—	—
Average Loans (in billions of dollars)	$25.9	$23.9	$21.9	$20.6	$18.4	(11)%	(29)%	$27.8	$19.5
EOP Loans (in billions of dollars)	$24.9	$23.0	$21.2	$19.3	$17.6	(9)%	(29)%
Net Interest Revenue	$110	$168	$174	$169	$148	(12)%	35%
As a % of Average Loans	1.70%	2.79%	3.15%	3.33%	3.23%
Net Credit Losses	$(6)	$27	$10	$12	$(39)	NM	NM	$37	$(27)
As a % of Average Loans	(0.09)%	0.45%	0.18%	0.24%	(0.85)%			0.13%	-0.14%
Loans 90+ Days Past Due (3)	$538	$548	$514	$446	$415	(7)%	(23)%
As a % of EOP Loans	2.28%	2.51%	2.56%	2.42%	2.49%
Loans 30-89 Days Past Due (3)	$510	$596	$502	$349	$355	2%	(30)%
As a % of EOP Loans	2.16%	2.73%	2.50%	1.90%	2.13%

(1)         Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, certain North America and International consumer loan portfolios, Discontinued operations and other legacy assets.

(2)         See footnote 1 on page 1.

(3)         Income taxes in the fourth quarter of 2017 include $19.8 billion related to Tax Reform.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER CONSUMER KEY INDICATORS - Continued (In millions of dollars, except as otherwise noted)

						2Q18 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2017	2017	2017	2018	2018	1Q18	2Q17

North America Mortgages

Residential First	$11.4	$10.2	$9.4	$9.0	$7.9	(12)%	(31)%
Home Equity	12.9	11.9	11.1	10.3	9.3	(10)%	(28)%
Average Loans (in billions of dollars)	$24.3	$22.1	$20.5	$19.3	$17.2	(11)%	(29)%

Residential First	$11.0	$10.1	$9.3	$8.1	$7.6	(6)%	(31)%
Home Equity	12.4	11.5	10.6	9.9	8.8	(11)%	(29)%
EOP Loans (in billions of dollars)	$23.4	$21.6	$19.9	$18.0	$16.4	(9)%	(30)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$14.9	$12.6	$12.1	$11.6	$11.0	(5)%	(26)%
Net Servicing & Gain/(Loss) on Sale	$29.5	$20.8	$23.5	$8.5	$18.1	NM	(39)%
Net Interest Revenue	$60	$77	$78	$88	$80	(9)%	33%
As a % of Avg. Loans	0.99%	1.38%	1.51%	1.85%	1.87%

Residential First	$(26)	$1	$(1)	$3	$2	(33)%	NM
Home Equity	14	23	8	7	(42)	NM	NM
Net Credit Losses (NCLs)	$(12)	$24	$7	$10	$(40)	NM	NM
As a % of Avg. Loans	(0.20)%	0.43%	0.14%	0.21%	(0.93)%

Residential First	$175	$194	$173	$142	$141	(1)%	(19)%
Home Equity	356	346	334	298	269	(10)%	(24)%
Loans 90+ Days Past Due (1)	$531	$540	$507	$440	$410	(7)%	(23)%
As a % of EOP Loans	2.40%	2.65%	2.70%	2.57%	2.65%

Residential First	$290	$365	$284	$184	$197	7%	(32)%
Home Equity	197	209	195	148	141	(5)%	(28)%
Loans 30-89 Days Past Due (1)	$487	$574	$479	$332	$338	2%	(31)%
As a % of EOP Loans	2.20%	2.81%	2.55%	1.94%	2.18%

(1)        The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $0.7 billion and ($1.3 billion), $0.7 billion and ($1.2 billion), $0.6 billion and ($1.1 billion), $0.5 billion and ($0.9 billion), and $0.4 billion and ($0.9 billion) as of June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.2 billion and ($1.3 billion), $0.1 billion and ($1.2 billion),$0.1 billion and ($1.1 billion), $0.1 billion and ($0.9 billion), and $0.1 billion and ($0.9 billion) as of June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018, respectively.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2017	2018	2018	2017	2018	2018	2017		2018		2018
Assets:
Deposits with Banks	$166,023	$170,867	$176,151	$375	$432	$493	0.91%		1.03%		1.12%
Fed Funds Sold and Resale Agreements (6)	249,263	254,277	271,371	829	1,039	1,336	1.33%		1.66%		1.97%
Trading Account Assets (7)	203,661	216,161	210,631	1,523	1,381	1,773	3.00%		2.59%		3.38%
Investments	349,245	352,245	347,787	2,113	2,271	2,408	2.43%		2.61%		2.78%
Total Loans (net of Unearned Income) (8)	634,328	667,925	669,744	10,318	10,909	11,209	6.52%		6.62%		6.71%
Other Interest-Earning Assets	60,107	66,761	69,341	258	364	394	1.72%		2.21%		2.28%
Total Average Interest-Earning Assets	$1,662,627	$1,728,236	$1,745,025	$15,416	$16,396	$17,613	3.72%		3.85%		4.05%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$751,565	$769,771	$785,620	$1,274	$1,621	$1,925	0.68%		0.85%		0.98%
Deposit Insurance and FDIC Assessment	—	—	—	329	376	319
Total Deposits	751,565	769,771	785,620	1,603	1,997	2,244	0.86%		1.05%		1.15%
Fed Funds Purchased and Repurchase Agreements (6)	160,977	164,465	171,073	676	949	1,224	1.68%		2.34%		2.87%
Trading Account Liabilities (7)	91,018	91,721	97,151	146	215	236	0.64%		0.95%		0.97%
Short-Term Borrowings	91,556	112,684	108,192	202	471	523	0.88%		1.70%		1.94%
Long-Term Debt (9)	192,144	204,277	203,271	1,409	1,528	1,658	2.94%		3.03%		3.27%
Total Average Interest-Bearing Liabilities	$1,287,260	$1,342,918	$1,365,307	$4,036	$5,160	$5,885	1.26%		1.56%		1.73%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,287,260	$1,342,918	$1,365,307	$3,707	$4,784	$5,566	1.16%		1.44%		1.64%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,380	$11,236	$11,728	2.75%		2.64%		2.70%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,709	$11,612	$12,047	2.82%		2.72%		2.77%

2Q18 Increase (Decrease) From							(5	)bps	6	bps

2Q18 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(5	)bps	5	bps

(1)                                 Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rates of 21% in 2018 and 35% in 2017) of $122 million for the second quarter of 2017, $64 million for the first quarter of 2018 and $63 million for the second quarter of 2018.

(2)                                 Citigroup average balances and interest rates include both domestic and international operations.

(3)                                 Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)                                 Average rate % is calculated as annualized interest over average volumes.

(5)                                 Preliminary.

(6)                                 Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)                                 Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)                                 Nonperforming loans are included in the average loan balances.

(9)                                 Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						2Q18 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2017	2017	2017	2018	2018	1Q18	2Q17

Global Consumer Banking
North America	$185.2	$185.1	$182.5	$184.3	$181.7	(1)%	(2)%
Latin America	28.7	28.3	27.1	29.6	28.4	(4)%	(1)%
Asia (1)	95.4	96.6	97.7	100.5	97.8	(3)%	3%
Total	$309.3	$310.0	$307.3	$314.4	$307.9	(2)%	—

ICG
North America	$280.0	$290.2	$295.9	$294.8	$308.1	5%	10%
EMEA	169.8	171.7	173.7	188.8	187.1	(1)%	10%
Latin America	26.9	25.8	25.4	26.1	25.9	(1)%	(4)%
Asia	146.9	151.9	144.5	156.3	154.5	(1)%	5%
Total	$623.6	$639.6	$639.5	$666.0	$675.6	1%	8%

Corporate/Other	$25.8	$14.4	$13.0	$20.8	$13.2	(37)%	(49)%

Total Deposits - EOP	$958.7	$964.0	$959.8	$1,001.2	$996.7	—	4%

Total Deposits - Average	$960.0	$965.9	$973.3	$981.9	$986.2	—	3%

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$958.7	$964.0	$959.8	$1,001.2	$996.7	—	4%
Impact of FX Translation (2)	(4.6)	(8.4)	(9.9)	(17.7)	—
Total EOP Deposits - Ex-FX (2)	$954.1	$955.6	$949.9	$983.5	$996.7	1%	4%

(1)              Asia GCB includes deposits of certain EMEA countries for all periods presented.

(2)              Reflects the impact of FX translation into U.S. Dollars at the second quarter of 2018 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (In billions of dollars)

						2Q18 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2017	2017	2017	2018	2018	1Q18	2Q17

Global Consumer Banking

North America
Credit Cards	$130.8	$132.2	$139.7	$131.7	$136.7	4%	5%
Retail Banking	55.6	55.7	56.0	55.4	55.7	1%	—
Total	$186.4	$187.9	$195.7	$187.1	$192.4	3%	3%

Latin America
Credit Cards	$5.5	$5.6	$5.4	$5.7	$5.4	(5)%	(2)%
Retail Banking	21.0	21.0	19.9	21.2	20.1	(5)%	(4)%
Total	$26.5	$26.6	$25.3	$26.9	$25.5	(5)%	(4)%

Asia (1)
Credit Cards	$18.8	$18.8	$19.8	$19.2	$18.8	(2)%	—
Retail Banking	66.8	67.5	70.0	70.8	69.3	(2)%	4%
Total	$85.6	$86.3	$89.8	$90.0	$88.1	(2)%	3%

Total GCB Consumer Loans
Credit Cards	$155.1	$156.6	$164.9	$156.6	$160.9	3%	4%
Retail Banking	143.4	144.2	145.9	147.4	145.1	(2)%	1%
Total GCB	$298.5	$300.8	$310.8	$304.0	$306.0	1%	3%

Corporate/Other - Consumer:

North America
Mortgages	$23.4	$21.6	$19.9	$18.0	$16.4	(9)%	(30)%
Other	1.5	1.4	1.3	1.3	1.2	(8)%	(20)%
Total	$24.9	$23.0	$21.2	$19.3	$17.6	(9)%	(29)%

International	$1.8	$1.7	$1.6	$1.7	$—	(100)%	(100)%

Corporate/Other - Other Consumer	0.1	0.1	0.1	0.1	—	—	—

Total Corporate/Other - Consumer	$26.8	$24.8	$22.9	$21.1	$17.6	(17)%	(34)%

Total Consumer Loans	$325.3	$325.6	$333.7	$325.1	$323.6	—	(1)%

Corporate Loans - By Region
North America	$151.8	$155.7	$159.2	$163.0	$165.4	1%	9%
EMEA	71.3	72.8	74.4	82.1	82.9	1%	16%
Latin America	34.1	33.7	33.5	33.8	32.3	(4)%	(5)%
Asia	62.2	65.4	66.3	69.0	66.9	(3)%	8%
Total Corporate Loans	$319.4	$327.6	$333.4	$347.9	$347.5	—	9%

Corporate Loans - By Product
Corporate Lending	$121.3	$123.0	$126.4	$134.6	$130.5	(3)%	8%
Private Bank	81.1	84.4	87.4	90.1	92.3	2%	14%
Treasury and Trade Solutions	76.8	78.5	79.6	81.9	79.7	(3)%	4%
Markets and Securities Services	40.2	41.7	40.0	41.3	45.0	9%	12%
Total Corporate Loans	$319.4	$327.6	$333.4	$347.9	$347.5	—	9%

Total Loans	$644.7	$653.2	$667.0	$672.9	$671.2	—	4%

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$644.7	$653.2	$667.0	$672.9	$671.2	—	4%
Impact of FX Translation (2)	(4.1)	(5.9)	(6.3)	(10.7)	—
Total EOP Loans - Ex-FX (2)	$640.6	$647.3	$660.7	$662.2	$671.2	1%	5%

(1)                Asia GCB includes loans of certain EMEA countries for all periods presented.

(2)                Reflects the impact of FX translation into U.S. Dollars at the second quarter of 2018 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2017	2017	2017	2018	2018	2018

GCB (2)
Total	$2,183	$2,279	$2,478	$2,379	$2,345	$306.0
Ratio	0.73%	0.76%	0.80%	0.78%	0.77%

Retail Bank (2)
Total	$477	$489	$515	$493	$500	$145.1
Ratio	0.33%	0.34%	0.35%	0.34%	0.35%
North America (2)	$155	$167	$199	$184	$179	$55.7
Ratio	0.28%	0.30%	0.36%	0.34%	0.33%
Latin America	$150	$151	$130	$128	$132	$20.1
Ratio	0.71%	0.72%	0.65%	0.60%	0.66%
Asia (3)	$172	$171	$186	$181	$189	$69.3
Ratio	0.26%	0.25%	0.27%	0.26%	0.27%

Cards
Total	$1,706	$1,790	$1,963	$1,886	$1,845	$160.9
Ratio	1.10%	1.14%	1.19%	1.20%	1.15%
North America - Citi-Branded	$659	$668	$768	$731	$712	$88.1
Ratio	0.77%	0.77%	0.85%	0.85%	0.81%
North America - Retail Services	$693	$772	$845	$797	$781	$48.6
Ratio	1.53%	1.68%	1.72%	1.73%	1.61%
Latin America	$161	$159	$151	$160	$160	$5.4
Ratio	2.93%	2.84%	2.80%	2.81%	2.96%
Asia (3)	$193	$191	$199	$198	$192	$18.8
Ratio	1.03%	1.02%	1.01%	1.03%	1.02%

Corporate/Other - Consumer (2)	$601	$605	$557	$478	$415	$17.6
Ratio	2.37%	2.57%	2.57%	2.38%	2.49%
International	$63	$57	$43	$32	$—	$—
Ratio	3.50%	3.35%	2.69%	1.88%
North America (2)	$538	$548	$514	$446	$415	$17.6
Ratio	2.28%	2.51%	2.56%	2.42%	2.49%

Total Citigroup (2)	$2,784	$2,884	$3,035	$2,857	$2,760	$323.6
Ratio	0.86%	0.89%	0.91%	0.88%	0.86%

(1)      The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)      The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 18.

(3)      Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2017	2017	2017	2018	2018	2018

GCB (2)
Total	$2,498	$2,763	$2,762	$2,710	$2,558	$306.0
Ratio	0.84%	0.92%	0.89%	0.89%	0.84%

Retail Bank (2)
Total	$747	$805	$822	$830	$754	$145.1
Ratio	0.52%	0.56%	0.57%	0.57%	0.52%
North America (2)	$191	$270	$306	$227	$252	$55.7
Ratio	0.35%	0.49%	0.55%	0.41%	0.46%
Latin America	$216	$244	$195	$248	$183	$20.1
Ratio	1.03%	1.16%	0.98%	1.17%	0.91%
Asia (3)	$340	$291	$321	$355	$319	$69.3
Ratio	0.51%	0.43%	0.46%	0.50%	0.46%

Cards
Total	$1,751	$1,958	$1,940	$1,880	$1,804	$160.9
Ratio	1.13%	1.25%	1.18%	1.20%	1.12%
North America - Citi-Branded	$619	$705	$698	$669	$627	$88.1
Ratio	0.72%	0.82%	0.77%	0.78%	0.71%
North America - Retail Services	$730	$836	$830	$791	$761	$48.6
Ratio	1.62%	1.82%	1.69%	1.72%	1.57%
Latin America	$151	$163	$153	$160	$156	$5.4
Ratio	2.75%	2.91%	2.83%	2.81%	2.89%
Asia (3)	$251	$254	$259	$260	$260	$18.8
Ratio	1.34%	1.35%	1.31%	1.35%	1.38%

Corporate/Other - Consumer (2)	$554	$643	$542	$393	$355	$17.6
Ratio	2.18%	2.74%	2.50%	1.96%	2.13%
International	$44	$47	$40	$44	$—	$—
Ratio	2.44%	2.76%	2.50%	2.59%
North America (2)	$510	$596	$502	$349	$355	$17.6
Ratio	2.16%	2.73%	2.50%	1.90%	2.13%

Total Citigroup (2)	$3,052	$3,406	$3,304	$3,103	$2,913	$323.6
Ratio	0.94%	1.05%	1.00%	0.96%	0.90%

(1)      The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)      The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 18.

(3)      Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1

(In millions of dollars)

						2Q18 Increase/		Six	Six	YTD 2018 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2017	2018	2018	1Q18	2Q17	2017	2018	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$12,030	$12,025	$12,366	$12,355	$12,354			$12,060	$12,355

Gross Credit (Losses)	(2,130)	(2,120)	(2,279)	(2,296)	(2,109)	8%	1%	(4,274)	(4,405)	(3)%
Gross Recoveries	420	343	399	429	405	(6)%	(4)%	855	834	(2)%
Net Credit (Losses) / Recoveries (NCLs)	(1,710)	(1,777)	(1,880)	(1,867)	(1,704)	9%	—	(3,419)	(3,571)	(4)%
NCLs	1,710	1,777	1,880	1,867	1,704	(9)%	—	3,419	3,571	4%
Net Reserve Builds / (Releases)	67	419	78	102	31	(70)%	(54)%	47	133	NM
Net Specific Reserve Builds / (Releases)	(111)	(50)	58	(166)	60	NM	NM	(125)	(106)	15%
Provision for Loan Losses	1,666	2,146	2,016	1,803	1,795	—	8%	3,341	3,598	8%
Other (2) (3) (4) (5) (6) (7)	39	(28)	(147)	63	(319)	NM	NM	43	(256)
Allowance for Loan Losses at End of Period (1) (a)	$12,025	$12,366	$12,355	$12,354	$12,126			$12,025	$12,126

Allowance for Unfunded Lending Commitments (8) (a)	$1,406	$1,232	$1,258	$1,290	$1,278			$1,406	$1,278

Provision for Unfunded Lending Commitments	$28	$(175)	$29	$28	$(4)			$(15)	$24

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,431	$13,598	$13,613	$13,644	$13,404			$13,431	$13,404

Total Allowance for Loan Losses as a Percentage of Total Loans (9) (10)	1.88%	1.91%	1.87%	1.85%	1.81%

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$9,495	$9,515	$9,892	$9,869	$10,039			$9,358	$9,869

Net Credit Losses (NCLs)	(1,633)	(1,734)	(1,658)	(1,771)	(1,706)	4%	(4)%	(3,305)	(3,477)	(5)%
NCLs	1,633	1,734	1,658	1,771	1,706	(4)%	4%	3,305	3,477	5%
Net Reserve Builds / (Releases)	71	479	115	121	61	(50)%	(14)%	217	182	(16)%
Net Specific Reserve Builds / (Releases)	(84)	(71)	12	(11)	(3)	73%	96%	(86)	(14)	84%
Provision for Loan Losses	1,620	2,142	1,785	1,881	1,764	(6)%	9%	3,436	3,645	6%
Other (2) (3) (4) (5) (6) (7)	33	(31)	(150)	60	(301)	NM	NM	26	(241)	NM
Allowance for Loan Losses at End of Period (1) (b)	$9,515	$9,892	$9,869	$10,039	$9,796			$9,515	$9,796
Consumer Allowance for Unfunded Lending Commitments (8) (b)	$40	$35	$33	$32	$34			$40	$34
Provision for Unfunded Lending Commitments	$(1)	$(5)	$(2)	$(1)	$3			$5	$2

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$9,555	$9,927	$9,902	$10,071	$9,830			$9,555	$9,830

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	2.93%	3.04%	2.96%	3.09%	3.03%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,535	$2,510	$2,474	$2,486	$2,315			$2,702	$2,486

Net Credit (Losses) / Recoveries (NCL’s)	(77)	(43)	(222)	(96)	2	NM	NM	(114)	(94)	18%
NCLs	77	43	222	96	(2)	NM	NM	114	94	(18)%
Net Reserve Builds / (Releases)	(4)	(60)	(37)	(19)	(30)	(58)%	NM	(170)	(49)	71%
Net Specific Reserve Builds / (Releases)	(27)	21	46	(155)	63	NM	NM	(39)	(92)	NM
Provision for Loan Losses	46	4	231	(78)	31	NM	(33)%	(95)	(47)	51%
Other (2)	6	3	3	3	(18)			17	(15)
Allowance for Loan Losses at End of Period (1) (c)	$2,510	$2,474	$2,486	$2,315	$2,330			$2,510	$2,330

Corporate Allowance for Unfunded Lending Commitments (8) (c)	$1,366	$1,197	$1,225	$1,258	$1,244			$1,366	$1,244

Provision for Unfunded Lending Commitments	$29	$(170)	$31	$29	$(7)			$(20)	$22

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (c)]	$3,876	$3,671	$3,711	$3,573	$3,574			$3,876	$3,574

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.80%	0.77%	0.76%	0.67%	0.68%

Footnotes to these tables are on the following page (page 25).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

The following footnotes relate to the tables on the prior page (page 24).

(1)                                 Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                                 Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)                                 The second quarter of 2017 includes a reduction of approximately $19 million related to the sale or transfers to Held-For-Sale (HFS) of various loan portfolios, including a reduction of $19 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes an increase of approximately $50 million related to FX translation.

(4)                                 The third quarter of 2017 includes a reduction of approximately $34 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $28 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes an increase of approximately $7 million related to FX translation.

(5)                                 The fourth quarter of 2017 includes a reduction of approximately $47 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $22 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a decrease of approximately $106 million related to FX translation.

(6)                                 The first quarter of 2018 includes a reduction of approximately $55 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $53 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the first quarter includes an increase of approximately $118 million related to FX translation.

(7)                                 The second quarter of 2018 includes a reduction of approximately $137 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $33 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes a decrease of approximately $164 million related to FX translation.

(8)                                 Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)                                 June 30, 2017, September 30, 2017, December 31, 2017,  March 31, 2018 and June 30, 2018 exclude $27 million, $27 million, $25 million, $23 million and $22 million, respectively, of consumer loans which are carried at fair value.

(10)                          June 30, 2017, September 30, 2017, December 31, 2017,  March 31, 2018 and June 30, 2018 exclude $4.2 billion, $4.3 billion, $4.9 billion, $4.5 billion and $3.0 billion, respectively, of corporate loans which are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

						2Q18 Increase/		Six	Six	YTD 2018 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2017	2018	2018	1Q18	2Q17	2017	2018	(Decrease)

Global Consumer Banking
Net Credit Losses	$1,615	$1,704	$1,640	$1,736	$1,726	(1)%	7%	$3,218	$3,462	8%
Credit Reserve Build / (Release)	125	486	177	144	154	7%	23%	302	298	(1)%
North America
Net Credit Losses	1,181	1,239	1,186	1,296	1,278	(1)%	8%	2,371	2,574	9%
Credit Reserve Build / (Release)	101	463	153	123	115	(7)%	14%	253	238	(6)%
Retail Banking
Net Credit Losses	39	88	30	43	32	(26)%	(18)%	76	75	(1)%
Credit Reserve Build / (Release)	(7)	(47)	3	(20)	(6)	70%	14%	—	(26)	NM
Citi-Branded Cards
Net Credit Losses	611	611	592	651	657	1%	8%	1,244	1,308	5%
Credit Reserve Build / (Release)	26	192	87	75	51	(32)%	96%	118	126	7%
Citi Retail Services
Net Credit Losses	531	540	564	602	589	(2)%	11%	1,051	1,191	13%
Credit Reserve Build / (Release)	82	318	63	68	70	3%	(15)%	135	138	2%
Latin America
Net Credit Losses	277	295	292	278	278	—	—	530	556	5%
Credit Reserve Build / (Release)	50	44	19	42	33	(21)%	(34)%	62	75	21%
Retail Banking
Net Credit Losses	151	143	153	132	138	5%	(9)%	288	270	(6)%
Credit Reserve Build / (Release)	27	13	(5)	10	9	(10)%	(67)%	41	19	(54)%
Citi-Branded Cards
Net Credit Losses	126	152	139	146	140	(4)%	11%	242	286	18%
Credit Reserve Build / (Release)	23	31	24	32	24	(25)%	4%	21	56	NM
Asia (1)
Net Credit Losses	157	170	162	162	170	5%	8%	317	332	5%
Credit Reserve Build / (Release)	(26)	(21)	5	(21)	6	NM	NM	(13)	(15)	(15)%
Retail Banking
Net Credit Losses	54	69	60	57	58	2%	7%	116	115	(1)%
Credit Reserve Build / (Release)	(9)	(23)	6	(13)	5	NM	NM	(15)	(8)	47%
Citi-Branded Cards
Net Credit Losses	103	101	102	105	112	7%	9%	201	217	8%
Credit Reserve Build / (Release)	(17)	2	(1)	(8)	1	NM	NM	2	(7)	NM

Institutional Clients Group (ICG)
Net Credit Losses	71	44	225	105	(1)	(101)%	NM	96	104	8%
Credit Reserve Build / (Release)	(15)	(38)	8	(175)	32	NM	NM	(191)	(143)	25%

Corporate / Other
Net Credit Losses	24	29	15	26	(21)	NM	NM	105	5	(95)%
Credit Reserve Build / (Release)	(154)	(79)	(49)	(33)	(95)	NM	38%	(189)	(128)	32%

Total Provision for Loan Losses	$1,666	$2,146	$2,016	$1,803	$1,795	—	8%	$3,341	$3,598	8%

(1)         Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS (In millions of dollars)

						2Q18 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2017	2017	2017	2018	2018	1Q18	2Q17
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$944	$915	$784	$817	$784	(4)%	(17)%
EMEA	727	681	849	561	391	(30)%	(46)%
Latin America	281	312	280	263	204	(22)%	(27)%
Asia	146	146	29	27	244	NM	67%
Total	$2,098	$2,054	$1,942	$1,668	$1,623	(3)%	(23)%

Consumer Non-Accrual Loans By Region (2)
North America	$1,754	$1,721	$1,650	$1,500	$1,373	(8)%	(22)%
Latin America	793	791	756	791	726	(8)%	(8)%
Asia (3)	301	271	284	284	284	—	(6)%
Total	$2,848	$2,783	$2,690	$2,575	$2,383	(7)%	(16)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$24	$44	$37	$19	$23	21%	(4)%
Global Consumer Banking	29	34	26	28	23	(18)%	(21)%
Corporate/Other	115	65	81	67	55	(18)%	(52)%
TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$168	$143	$144	$114	$101	(11)%	(40)%

OREO By Region:
North America	$128	$97	$89	$70	$66	(6)%	(48)%
EMEA	1	1	2	—	1	100%	—
Latin America	31	30	35	29	24	(17)%	(23)%
Asia	8	15	18	15	10	(33)%	25%
Total	$168	$143	$144	$114	$101	(11)%	(40)%

Other Repossessed Assets	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,098	$2,054	$1,942	$1,668	$1,623	(3)%	(23)%
Consumer Non-Accrual Loans	2,848	2,783	2,690	2,575	2,383	(7)%	(16)%
Non-Accrual Loans (NAL)	4,946	4,837	4,632	4,243	4,006	(6)%	(19)%
OREO	168	143	144	114	101	(11)%	(40)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$5,114	$4,980	$4,776	$4,357	$4,107	(6)%	(20)%

NAL as a % of Total Loans	0.77%	0.74%	0.69%	0.63%	0.60%
NAA as a % of Total Assets	0.27%	0.26%	0.26%	0.23%	0.21%

Allowance for Loan Losses as a % of NAL	243%	256%	267%	291%	303%

(1)             Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)              Excludes SOP 03-3 purchased distressed loans.

(3)              Asia GCB includes balances for certain EMEA countries for all periods presented.

(4)              Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(5)              There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	June 30,	September 30,	December 31,	March 31,	June 30,
	2017	2017	2017(3)	2018	2018(4)
Common Equity Tier 1 Capital Ratio and Components(1)

Citigroup Common Stockholders’ Equity(5)	$210,950	$208,565	$181,671	$182,943	$181,243
Add: Qualifying noncontrolling interests	143	144	153	140	145
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(6)	(445)	(437)	(698)	(920)	(1,021)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(7)	(291)	(416)	(721)	(498)	(162)
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(8)	21,589	21,532	22,052	22,482	21,809
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,587	4,410	4,401	4,209	4,461
Defined benefit pension plan net assets	796	720	896	871	882
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	20,832	20,068	13,072	12,811	12,551
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(9)	8,851	9,298	—	—	—
Common Equity Tier 1 Capital (CET1)	$155,174	$153,534	$142,822	$144,128	$142,868
Risk-Weighted Assets (RWA)	$1,188,167	$1,182,918	$1,155,099	$1,195,981	$1,176,570
Common Equity Tier 1 Capital Ratio (CET1/RWA)	13.06%	12.98%	12.36%	12.05%	12.1%

Supplementary Leverage Ratio and Components

Common Equity Tier 1 Capital (CET1)	$155,174	$153,534	$142,822	$144,128	$142,868
Additional Tier 1 Capital (AT1)(10)	19,955	19,315	19,555	19,362	19,098
Total Tier 1 Capital (T1C) (CET1 + AT1)	$175,129	$172,849	$162,377	$163,490	$161,966
Total Leverage Exposure (TLE)	$2,418,658	$2,430,582	$2,432,491	$2,436,817	$2,453,314
Supplementary Leverage Ratio (T1C/TLE)	7.24%	7.11%	6.68%	6.71%	6.6%

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share

Common Stockholders’ Equity	$210,766	$208,381	$181,487	$182,759	$181,059
Less:
Goodwill	22,349	22,345	22,256	22,659	22,058
Intangible assets (other than MSRs)	4,887	4,732	4,588	4,450	4,729
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	120	48	32	48	32
Tangible Common Equity (TCE)	$183,410	$181,256	$154,611	$155,602	$154,240
Common Shares Outstanding (CSO)	2,724.6	2,644.0	2,569.9	2,549.9	2,516.6
Book Value Per Share (Common Equity/CSO)	$77.36	$78.81	$70.62	$71.67	$71.95
Tangible Book Value Per Share (TCE/CSO)	$67.32	$68.55	$60.16	$61.02	$61.29

(1)              See footnote 2 on page 1.

(2)              Not used.

(3)              See footnote 1 on page 1.

(4)              Preliminary.

(5)              Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(6)              Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(7)              The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected, and own-credit valuation adjustments on derivatives, are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(8)              Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(9)              Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions.  For periods presented prior to December 31, 2017, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(10)       Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.